Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 333-114048, No. 333-117823, No. 333-108325, Form S-3 No. 333-66047, Form S-3 No. 333-52696 and Form S-4 No. 333-116881) and in the related Prospectuses, in the Registration Statement (Form S-8 No. 33-71346) pertaining to the Amended and Restated 1991 Stock Option Plan, in the Registration Statement (Form S-8 No. 33-71350) pertaining to the 1992 Stock Option Plan, in the Registration Statement (Form S-8 No. 33-80213) pertaining to the 1994 Stock Option Plan, in the Registration Statement (Form S-8 No. 33-80215) pertaining to the 1995 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-16349) pertaining to the 1996 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-28971) pertaining to the Houston Biotechnology Incorporated Replacement Stock Option Plan, the Houston Biotechnology Incorporated 1994A Stock Option Plan, and the Houston Biotechnology Incorporated 1992 Subordinated Stock Option Plan, in the Registration Statement (Form S-8 No. 333-86117) pertaining to the 1997 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-86119) pertaining to the 1999 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-39084) pertaining to the 2000 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-55222) pertaining to the 2000 Non-Director/Officer Employee Stock Option Plan, in the Registration Statement (Form S-8 No. 333-55224) pertaining to the 2001 Non-Director/Officer Employee Stock Option Plan, in the Registration Statement (Form S-8 No. 333-72154) pertaining to the 2001 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-101698) pertaining to the 2002 New Employee Stock Option Plan, in the Registration Statement (Form S-8 No. 333-91394) pertaining to the 2002 Employee Stock Purchase Plan, in the Registration Statement (Form S-8 No. 333-91392) pertaining to the 2001 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-108294) pertaining to the 2001 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-121387) pertaining to the 2004 New Employee Stock Option Plan and in the Registration Statement (Form S-8 No. 333-121388) pertaining to the 2002 Employee Stock Purchase Plan of our reports dated March 15, 2005 with respect to the consolidated financial statements of Medarex, Inc. Medarex, Inc. management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Medarex, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2004.

/s/ ERNST & YOUNG LLP
MetroPark, New Jersey
March 15, 2005